Today's Speakers

Omg Openmarkets Group
INVESTOR PRESENTATION



Dan Jowett

CHIEF EXECUTIVE OFFICER, OMG



Rob Forbes

CHIEF OPERATIONS OFFICER, OMG



Eric Gao

NED, OMG
CEO, BOMAN



Edward Cong Wang

CEO, LAKE SUPERIOR ACQUISITION CORP

Disclaimer

This presentation (this "Presentation") is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the previously announced potential business combination between Openmarkets Group Pty Ltd ABN 11 660 155 000 ("Openmarkets" or the "Company") and Lake Superior Acquisition Corp. ("LKSP") and related transactions (the "Potential Business Combination"). By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below.

This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Potential Business Combination, or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities will be made only pursuant to a definitive Subscription Agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering. LKSP and Openmarkets reserve the right to withdraw or amend for any reason any offering and to reject any Subscription Agreement for any reason. The communication of this Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

No representations or warranties, express or implied, are given in, or in respect of, this Presentation. This Presentation is subject to updating, completion, revision, verification and further amendment. None of LKSP, Openmarkets or their respective affiliates has authorized anyone to provide interested parties with additional or different information. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation and it is an offense to claim otherwise. To the fullest extent permitted by law, in no circumstances will LKSP, Openmarkets or any of their respective subsidiaries, shareholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents (including the internal economic models), its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith.

Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with LKSP, Openmarkets or their respective representatives as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Openmarkets or the Potential Business Combination. Recipients of this Presentation should each make their own evaluation of Openmarkets and the Potential Business Combination and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

CONFIDENTIALITY:

This information is being distributed to Recipients on a confidential basis. By receiving this information, Recipients and their affiliates and Representatives agree to maintain the confidentiality of the information contained herein. Without the express prior written consent of each of the Parties, this Presentation and any information contained within it may not be (i) reproduced (in whole or in parts), (ii) copied at any time, (iii) used for any purpose other than the evaluation of the Parties and the Transactions, or (iv) provided to any person except a Recipient's employees and advisors with a need to know who are advised of the confidentiality of the information. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof.

Disclaimer *continued*

FORWARD-LOOKING STATEMENTS

The Presentation includes forward-looking statements within the meaning of the U.S. federal securities laws, including but not limited to statements regarding the benefits of the Potential Business Combination, the anticipated timing of the Potential Business Combination, the services offered by Openmarkets and the markets in which it operates (including future market opportunities), and Openmarkets' projected future results, future financial condition and performance and expected financial impacts of the Proposed Business Combination. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including, but not limited to: (i) the risk that the Potential Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of LKSP's securities, (ii) the risk that the Potential Business Combination may not be completed by LKSP's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by LKSP, (iii) the failure to satisfy the conditions to the consummation of the Potential Business Combination, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement, (v) the effect of the Potential Business Combination on Openmarkets' business relationships, performance, and business generally, (vi) risks that the Potential Business Combination disrupts current plans of Openmarkets and potential difficulties in Openmarkets employee retention as a result of the Potential Business Combination, (vii) the outcome of any legal proceedings that may be instituted against Openmarkets or against LKSP related to the transaction agreement or the Potential Business Combination, (viii) the ability to maintain the listing of LKSP's securities on The Nasdaq Stock Market LLC, (ix) the price of LKSP's securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Openmarkets operates or plans to operate, variations in performance across competitors, changes in laws and regulations affecting Openmarkets' business and changes in the combined capital structure, (x) the ability of Openmarkets to implement business plans, forecasts, and other expectations after the completion of the Potential Business Combination, and identify and realize additional opportunities, (xi) the risk of downturns and the possibility of rapid change in the competitive industry in which Openmarkets operates, (xii) the risk that Openmarkets may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all; (xiii) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations, and (xiv) the risk that the post-combination company's securities will not be approved for listing on The Nasdaq Stock Market LLC or another stock exchange or if approved, maintain the listing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of LKSP's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form F-4 and proxy statement/prospectus discussed below and other documents filed by LKSP from time to time with the U. S. Securities and Exchange Commission (the "SEC"). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Openmarkets and LKSP assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Openmarkets nor LKSP gives any assurance that either Openmarkets, LKSP or the combined company will achieve its expectations. The inclusion of any statements in this Presentation does not constitute an admission by Openmarkets, LKSP or any other person that the events or circumstances described in such statement are material.

Disclaimer *continued*

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This Presentation relates to Openmarkets and a proposed transaction between Openmarkets and LKSP. This Presentation does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

LKSP intends to file a proxy statement with the SEC and expects that a newly created entity ("PubCo") through which the Potential Business Combination will be consummated will file a registration statement on Form F-4 that will include a prospectus and LKSP's proxy statement. The proxy statement will be sent to all LKSP shareholders. LKSP and/or PubCo will also file other documents regarding the Potential Business Combination with the SEC. Before making any voting decision, investors and security holders of LKSP and Openmarkets should read the registration statement on Form F-4, including the proxy statement, and all other relevant documents filed or that will be filed with the SEC in connection with the Potential Business Combination as they become available because they will contain important information about the Potential Business Combination.

Investors and security holders will be able to obtain free copies of the registration statement on Form F-4 and proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by LKSP, Openmarkets and/or PubCo through the website maintained by the SEC at www.sec.gov.

PARTICIPANTS IN SOLICITATION

LKSP and Openmarkets and their respective directors and officers may be deemed to be participants in the solicitation of proxies from LKSP's stockholders in connection with the Potential Business Combination. Information about LKSP's directors and executive officers and their ownership of LKSP's securities is set forth in LKSP's filings with the SEC. To the extent that holdings of LKSP's securities have changed since the amounts printed in LKSP's most recent filings, such changes have been or may be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Potential Business Combination, including the names and interests of the directors and executive officers, may be obtained by reading the proxy statement / prospectus included in the F4 regarding the Potential Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

USE OF PROJECTIONS

This Presentation contains projected financial information with respect to Openmarkets. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward-Looking Statements" above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.

Disclaimer *continued*

INDUSTRY AND MARKET DATA

This Presentation has been prepared by Openmarkets and includes market data and other statistical information from third-party industry publications and sources as well as from research reports prepared for other purposes. Although LKSP and Openmarkets believe these third-party sources are reliable as of their respective dates, none of LKSP, Openmarkets or any of their respective affiliates has independently verified the accuracy or completeness of this information and cannot assure you of the data's accuracy or completeness. Some data is also based on Openmarkets' good faith estimates, which are derived from both internal sources and the third-party sources described above. None of LKSP, Openmarkets, their respective affiliates, nor their respective directors, officers, employees, members, partners, stockholders or agents make any representation or warranty with respect to the accuracy of such information.

REPRESENTATIONS, WARRANTIES, ACKNOWLEDGEMENT AND INDEMNITY

United States

This document does not constitute an offer to sell, or a solicitation of an offer to buy, securities in the United States. The New Shares have not been, and will not be, registered under the US Securities Act of 1933 or the securities laws of any state or other jurisdiction of the United States. Accordingly, the New Shares may not be offered or sold in the United States except in transactions exempt from, or not subject to, the registration requirements of the US Securities Act and applicable US state securities laws.

The New Shares may be offered and sold in the United States only to:

- "qualified institutional buyers" (as defined in Rule 144A under the US Securities Act); and
- dealers or other professional fiduciaries organized or incorporated in the United States that are acting for a discretionary or similar account (other than an estate or trust) held for the benefit or account of persons that are not US persons and for which they exercise investment discretion, within the meaning of Rule 902(k)(2)(i) of Regulation S under the US Securities Act.

Omg

Openmarkets Group

Investor Presentation

MARCH 2026

Openmarkets is building a unique ecosystem expected to be the leading destination for Wealth and Trading solutions across TradFi and DeFi, powered by AI.



Contents

Ready for a DeFi world

01 About OMG

A strong business with robust
organic growth… and huge potential

OMG today: a successful business

Market Position

Leading Australian B2B fintech providing trading and wealth management infrastructure and technology solutions.

Operating in well regulated and stable financial system with AFSL.

Value Proposition

Unique, end-to-end ecosystem of products and tech solutions for FinTechs, Advisers / Wealth Managers and professional traders.

Fintech	Advice Professionals
pearler.	HEWISON PRIVATE WEALTH
TIGER BROKERS	FutureAssist
Syfe	RIVERX
HEJAZ	CAPITAL HAUS
Marketech	

OMG today: Strong results; great potential

Organic Traction

- **c. A$20bn** in annualised equities trades p.a.
- **c. A$8bn** in customer assets under administration
- **150k+** accounts
- **40%+** growth in TradFi (Brokerage + Wealth) revenue YTD FY26 vs same period FY25



Sources: Internal data

Omg

02 Growth Strategy

M&A; DeFi ready; AI powered


DEFI

Openmarkets' vision is to

1. Become the trusted global gateway between TradFi and DeFi
2. Leverage AI and analytics as our unique advantage
3. Serve clients from Asia-Pacific to North America and beyond

OMG's Strategy Overview

Organic Growth across key channels

- FinTech
- Advice Professionals
- Pro Traders

Supported by

- Strategic M&A
- Partnerships
- New Product Development
- RWA
- AI Analytics
- OMG Stablecoin

2: The world of Wealth Management is highly attractive

"Great Wealth Transfer" (FUM)

US$124tn

Over US$124 trillion will be transferred globally by 2048.

(Cerulli Associates Dec 2024)

Addressable Market (revenue)

US$2.1tn

The global wealth management market has CAGR of >7%.

(Business Research Company 2026)

OMG's Potential Market

US$94bn

OMG is targeting Emerging wealth and trading businesses, which manage c. 40% of global wealth today.

(Technavio 2025)

Sources:

Cerulli Associates:	Cerulli Anticipates $124 Trillion in Wealth Will... | Cerulli Associates
Business Research Company:	Wealth Management Market Outlook Forecast 2026 – 2035
Technavio:	Wealth Management Market Growth Analysis - Size and Forecast 2025-2029 | Technavio | Technavio

1 TradFi: OMG's core business is poised for growth

Core pillar of OMG's strategy to grow B2B revenue organically

API-first

Drive OMG's core offering providing access to global products and services via application or API

Global Market Access

Expand direct market access to international markets

WealthTech Solutions

Scale through integration of market leading providers with OMG's cloud-based solutions, customizable APIs

Investment firms allocate up to 28%* of their budgets to technology, much of it focused on data infrastructure and analytics platforms.

Spend on investment data platforms and analytics tools is growing at 21% CAGR.**

McKinsey & Company

2025 & 2026

Sources: McKinsey reports

* How AI could reshape the asset management industry | McKinsey

** Positioning for the future of the FDMI industry | McKinsey

1 TradFi: Opportunity available to rapidly scale OMG

OMG has a programmatic approach to M&As and is always looking for opportunities.

- We believe the Australian market is ripe for consolidation with numerous acquisition opportunities.
- Bolt on acquisitions add scale and drive operational synergies.

Source:
* IRESS data

2 AI: WealthTech Expansion

Advice Professionals face core challenges:

data complexity and **operational inefficiency**.



2 AI: Exclusive license to WealthTech AI technology in Australia Opportunities to expand internationally



- Existing AI tools for data cleansing, aggregation and enrichment of data from 100+ global custody banks and financial organisations
- Handling ALL asset classes, including Digital Assets
- AI can leverage extensive client trading and portfolio history data to provide insight

We already licence the technology in Australia and may expand our relationship

- Complementary tech capabilities with SaaS revenue model
- Complementary international markets

3 The DeFi opportunity

Finance is changing:

We believe that DeFi is the future and the time to act is now

US$16 Trillion

Projected Size of RWA tokenization market by 2030

Source: Blockchain App Factory
Strategic Guide to Tokenizing Real-World Assets: Technology, Law & Profitability

Tokenization solves the inefficiency of legacy technology

ORIGINATION	DISTRIBUTION	TRADING	CLEARING	SETTLEMENT
Democratizes origination of securities in a digital manner	Expanded distribution access to broader investor base	24/7 trading and peer-2-peer execution possible	DLT and Blockchain clearance and settlement **do not require third parties:** both are handled by the technology itself	

- Accessibility
- Liquidity
- Operational Efficiencies
- Transparency
- Fewer Tolls
- No Intermediaries

The time is now: DeFi is already a de-facto financial system

Regulatory Clarity

- ✓ GENIUS Act.
- ✓ Treasury, SEC, and banking regulators coordination.

Market Infrastructure Maturation

- ✓ Institutional-grade custody, clearing, and risk management tools.
- ✓ Liquidity is deepened by ETFs, CME future, and on-chain products.

Institutional Access Points

- ✓ ETFs and ETPs are attracting tens of billions in AUM.
- ✓ Institutions can access digital assets through familiar wrappers.
- ✓ Custody, prime brokerage, and infrastructure providers deliver Institutional-grade rolls.

Real-World Utility

- ✓ Stablecoins are settling ~US$800B/month*.
- ✓ DeFi Total Value Locked (TVL) has reached US$155B*.
- ✓ Onchain digitisation, testing new efficiencies in settlement, liquidity, and Investor access.
- ✓ Crypto treasuries as balance sheet tools.

Macro Tailwinds

- ✓ Crypto seen as a non-sovereign inflation hedge and long-term store of value.
- ✓ Yield opportunities through staking and tokenized credit markets.

Source:
*2025 Galaxy Digital research report – "Institutional Adoption in Motion"
The Investable Universe 2.0: Institutional Adoption in Motion | Galaxy

DeFi: Why OMG

In DeFi, we believe we can leverage our TradFi expertise and trust to streamline issuance and trading of digital and tokenized assets.

OMG is at the heart of the value chain, enabling an end-to-end relationship between issuers and investors.

OMG is expected to offer tokenization, asset servicing and distribution.


DEFI

We believe OMG is perfectly positioned for a DeFi world:

Core Services / Tech

Execution, clearing and settlement

Enterprise-grade APIs

Wealth Management SaaS

Managed Accounts / Portfolio Management

Licences

Broad Australian Financial Services Licence

Application for Market Maker

Application for Non-cash payments (OMG stablecoin)

Experience

Our team has strong expertise

RBA + ASIC Project Acacia

Top Fintech and Wealth / Advice clients

TIGER BROKERS Syfe

Creating a TradFi + DeFi flywheel


Regulatory Licences
TradFi (Securities)
Real World Assets – RWA
DeFi (Tokenisation)
AI + Analytics

Omg

03 Execution & Delivery

Building a future-proof flywheel

Building a DeFi Ecosystem

Seamless on-chain RWA trading environment

We believe OMG can become the hub for tokenization of RWAs, delivering

- Beneficial ownership
- Transfer Agent
- Fractional access



Crypto
OMG Stablecoin
Tokenised Funds
Tokenised Equities
Blockchain
Tokenised Private Equity / Credit
Tokenised Fixed Income
Tokenised Real Estate

DeFi Commercial Revenue Streams

Monetization of digital asset access and managed wallet infrastructure.

5. Premium Access Fees
4. Broker-as-a-Service
3. Commission and Yield
2. Payment for Order Flow (crypto)
1. Wire and Stablecoin Fees

3 DeFi: OMG stablecoin

US$310bn*

Total Market Cap December 2025



Stablecoins have become critical to blockchain transactions, with over **US$8.9Tn on-chain volume** in H1 2025 alone**.

OMG is planning to launch its own AUD stablecoin to facilitate and settle Tokenized Assets transactions, creating a seamless, on-chain environment.

We believe this can position OMG as the gateway to future RWA tokenization and trading, creating a new revenue stream.

OMG's stablecoin is expected to save transaction costs and/or exchange fees.

Sources:
* Binance Stablecoin Market Cap Surpasses $310 Billion, Signaling Major Shift in Digital Asset Use | Binance News on Binance Square
** Rise: Rise | 25 Stablecoin Statistics from 2025 (So Far)

3 DeFi: Digital Platform



In Australia, we are building a digital platform to enhance capital efficiency across markets and deployment of idle capital through tokenized securities and RWAs, underpinning our DeFi strategy.

- Market access to new sectors
- Liquidity pools for novel digital products
- Enhanced liquidity for Ecosystem Growth
- Capital mobility and yield generation.

A successful business model

Alpaca

Alpaca Securities is a US multi-issuer self-clearing broker-dealer, positioned as an "API-first brokerage" powering tokenized equities for 8M+ on-chain accounts.

They provide the API "railroad" for traditional stocks to move on-chain, claiming a 94% market share of tokenized US stock and ETFs custody.

Pre-listing equity value: US$1.15bn
Raised over US$298M

Source: Alpaca Raises $150 Million at a $1.15B Valuation to Build the Global Standard for Brokerage Infrastructure

SECURITIZE

Securitize Corp is a US company "making RWAs available to investors through tokenization".

They position themselves as the "plumbing" for the next generation of capital markets.

Their income is a blend of SaaS-style platform fees, asset servicing, and transaction fees from their Alternative Trading System (ATS).

Pre-listing equity value: US$1.25bn

Source: Securitize to Become $1.25bn Public Company via SPAC - Markets Media

3 DeFi: Execution Roadmap

Goal *Ease of onboarding* → *Bulge-bracket* → *Esoteric issuers* → *Omg issued products*

Initial phase
- Exchange listed spot crypto
- Fully managed wallet infrastructure
- Beneficiary registry
- Fiat payments

Phase One
- Digital Funds (Issuer Backed)
- Beneficiary rights and distributions
- Fully managed wallet infrastructure
- Beneficiary registry
- Digital payments

Phase Two
- Hybrid Funds (Backed Notes/Trackers
- Hybrid liquidity windows
- Fully managed wallet infrastructure
- Beneficiary registry
- Digital payments

Phase Three
- Synthetic Funds (Omg issuance)
- OTC Derivative contracts
- Self-custody wallets
- Distributed beneficiary registry
- Transfers, Yield and Staking

3 months	9 months	12 months	15 months
License variation submitted Responsible manager Exchange partner Custody partner Strategic acquisition Core platform/interfaces Policy engine	Token issuers & partners Tokens & products identified Cash tokenization License variation granted Smart router & liquidity hub Instant creation/redemption	Token issuers & partners Liquidity hub, risk and hedging Market making and secondaries Quotes and EOIs Queuing and liquidity windows	Tokenization platform Token issuance and registry P2P and self-custody Travel rule, AML Market surveillance

Strategic Acquisition is expected to accelerate later phases of the deployment and provide technological independence.

Executive Leadership Team – Delivering excellence

Our leadership team have deep experience across wealth management, M&A and technology.



Dan Jowett

CHIEF EXECUTIVE OFFICER

30 years' experience across stockbroking, wealth management, funds management and investment banking. Dan spent a decade at Shaw and Partners as CFO and COO and before that provided assurance and advisory services at PwC and KPMG.



Rob Forbes

CHIEF OPERATING OFFICER

Rob has over 30 years' experience in financial markets across operations, technology, sales and relationship management. Prior to OMG, Rob led HUB24's Technology Solutions business and was the CEO of Pershing Securities Australia.



Michael Crawford

CHIEF FINANCIAL OFFICER

Michael has over three decades of senior finance and leadership experience across banking, fintech, funds management, global financial markets, and professional services, Mr. Crawford brings extensive expertise in fiscal management, compliance, capital raising, and emerging technologies including digital assets (DeFi) strategies.



Max Bonpain

CHIEF MARKETING OFFICER

Max has 25 years of marketing experience in tech and fintech, from working with startups to blue-chips like Microsoft. Max has been involved in M&As and led international growth strategies.



Aurelien Garreau

CHIEF TECHNOLOGY OFFICER

Over 20 years' experience in technology, with 10 years managing multiple local and offshore technology teams. He has founded multiple tech startups. Aurelien is an architect of OMG as well as Domain and Bauer's media APIs.



Scott Anderson

CHIEF RELATIONSHIP OFFICER

Over 25 years' financial services experience in executive relationship management and sales roles across London and Sydney, including some of Australia's largest stockbroking and institutional firms – notably Merrill Lynch and BNYM Pershing.

04 Capital Markets Plan

Nasdaq journey; Use of funds

Capital Raise:

The capital will fund:

- AI / Analytics M&A
- TradFi competitor M&A
- Overseas expansion
- Digital Assets (DA) and tokenization strategy, including OMG stablecoin
- Working capital
- De-SPAC transaction expenses



Proposed Listed Board

Once Nasdaq-listed, the Board will include new Australian and US Directors with experience in listed financial services and technology companies as well as capital raising.



Naseema Sparks AM

INDEPENDENT CHAIR

Ms Sparks is an experienced Chair and Non-Executive Director with expertise in technology companies experiencing fast growth. Naseema has successfully steered pre-IPO organisations through listing on ASX. Naseema is currently Chair and Director of Homart Pharmaceuticals Pty Limited and Director of Australian Vintage Limited, and Knight Frank Australia.



Eric (Songyu) Gao

SHAREHOLDER DIRECTOR

Mr Gao is founder and Managing Director of Boman Financial Group. Mr Gao has 25 years' experience in financial services including wealth management, investment banking, venture capital and private equity.



Julius Wei

SHAREHOLDER DIRECTOR

Mr Wei, CFA, FRM, MFA, LLB, brings nearly 20 years of experience in the finance industry spanning Europe, Asia, and Australia. As the Co-Founder and CIO of Boman Group, he has a wealth of expertise in managing investments across various asset classes. Julius has also served as a non-executive director for several tech and financial service companies. A respected market commentator, Julius regularly contributes opinion articles to media outlets in both Australia and China.



Leah Fricke

INDEPENDENT DIRECTOR

Ms Fricke has senior executive experience in both private and public companies, as well as board experience involving governance of innovation and growth as well as complex commercial transactions – including capital raising, ASX listing, programmatic M&A and planned liquidity events for founder shareholders.



Glenda McLoughlin

INDEPENDENT DIRECTOR

Ms McLoughlin has held senior executive roles at leading financial institutions Morgan Stanley, Credit Suisse, and Barclays Capital, and has provided strategic commercial advice to governments and major corporations on debt and equity financings, mergers and acquisitions, negotiation of joint venture agreements and strategic commercial matters.



Dan Jowett

CHIEF EXECUTIVE OFFICER

Mr Jowett has 30 years' experience across stockbroking, wealth management, funds management and investment banking. Dan spent a decade at Shaw and Partners as CFO and COO, after providing financial assurance and advisory services at PwC and KPMG. He is responsible for overall group strategy, P&L and revenue growth.

TBA

INDEPENDENT US DIRECTOR

Indicative Nasdaq Listing Timeline

December 2025	March 2026	April 2026	June 2026	July 2026
BCA signed	First filing with the SEC	Close pre-raise round	PIPE finalization	Target closing

OMG has been PCAOB audited every 12 months over the past 3 years, with half-yearly reviews.

Openmarkets is building a unique ecosystem to be **the leading destination** for Wealth and Trading solutions across TradFi and DeFi, powered by AI.



Omg

For more information contact:
Dan Jowett, CEO
Dan.Jowett@openmarkets.group

LAKE SUPERIOR

Valuation Approach

Lake Superior Acquisition Corp

Growth Projections

Subject to capital raised, the company aims to grow their topline from AU$9m in FY25 to AU$84m by FY29 and AU$142m by FY31.

The growth initiatives include M&A and DeFi plans.



Projected Total Revenue
AU$m
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
FY25-FY31 CAGR: 58.4%
9.0
14.7
41.4
63.9
84.2
109.5
142.3
FY25
Actual
FY26
Estimate
FY27
Forecasts
FY28
FY29
FY30
FY31
Base
Growth

The forecasts include both base (business as usual) and growth initiatives. The combined total forecasts are based on a stretch budget and are subject to capital raised.

FY means Australian Financial Year, starting July 1st and ending June 30th.

Independent Valuation Benchmarking

LAKE SUPERIOR

Company	Reckon Limited	State Street Corporation	Infosys Limited	Iress Limited	Huatai Securities Co., Ltd.	Cuscal Limited	HUB24 Limited	Bravura Solutions Limited	mF International Limited	Median
Ticker	RKN.AX	STT.N	INFY.NS	IRE.AX	601688.SS	CCL.AX	HUB.AX	BVS.AX	MFI.O	–
Business Description	Australian software company providing cloud accounting and payroll solutions for SMEs and accountants; products comply with Australian regulations; over 100,000 business customers.	Leading US institutional financial services provider offering custody, fund administration, trading, and SPDR ETFs; serves institutional investors globally.	Global digital services and consulting giant based in India; specializes in enterprise digital transformation, cloud, and AI; over 330,000 employees.	Australian fintech software company providing core systems and data services for wealth management, trading, and mortgage sectors.	Leading Chinese comprehensive securities firm; investment banking, brokerage, asset management; operates popular "Zhang Le Wealth" app.	Australian payment and regulated data services provider; offers payment processing, card services, real-time payments, and fraud solutions.	Leading Australian wealth management platform; integrated investment platform, SMSF accounting software, client portals for financial advisers.	Global technology provider for funds and wealth industries; manages over US$5tn assets; powers digital advice for 6 million Australians.	Hong Kong financial trading solutions provider; develops forex/precious metals trading platforms, brokerage systems, liquidity solutions, and social trading.	–
P/S multiple (FY+3)	0.93	2.20	3.24	3.09	3.35	1.86	12.84	3.93	6.04	4.17
P/S multiple (FY+4)	n/a	2.21	3.10	2.98	n/a	n/a	11.39	3.57	n/a	4.65
P/S multiple (FY+5)	n/a	2.26	3.11	2.85	n/a	n/a	10.41	3.35	n/a	4.38

$ in millions. Data Source: Public information - **Valuation by King Kee Group**

LAKE SUPERIOR

Independent Valuation Benchmarking

Identifier	P/S multiple FY+3	P/S multiple FY+4	P/S multiple FY+5
Median	4.17	4.65	4.38
Forecast Openmarkets revenue (In AUD'000)	84,198	109,461	142,303
Implied equity value before control premium and discount of lack of marketability ("DLOM") (In AUD'000)	350,690	508,797	622,954
Control premium	20.0%	20.0%	20.0%
Implied equity value before DLOM (In AUD'000)	420,828	610,556	747,545
DLOM	10.0%	10.0%	10.0%
Implied 100% equity value (Rounded, in AUD;000)	379,000	550,000	673,000
Exchange rate	0.654	0.654	0.654
Implied 100% equity value (Rounded, in USD'000)	**248,000**	**360,000**	**440,000**

Valuation by King Kee Group

Valuation result: The valuation of the 100% equity interest in Openmarkets was developed through the application of a market approach known as comparable companies methodology as above. The result of 100% equity value in Openmarkets is concluded as US$248 million to US$440 million.